                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Alejandro Llauro E Hijos S.A.I.C. [Argentina]
Anjali (HK) Corporation [Hong Kong]
Anjali Corporation [Delaware]
AnPro Company [Ohio]
Arbora & Ausonia, S.L. [Spain]
Arbora S.A. [Spain]
B&C International Co. (BVI) Ltd.
Bess Hygiene AG [Switzerland]
Beta BT [Hungary]
Betrix Cosmetic GmbH [Germany]
Blendax GmbH [Germany]
Blendax Unterstutzungskasse GmbH [Germany]
Buscher GmbH [Germany]
Carlos BT [Hungary]
Celtic Insurance Company Limited [Bermuda]
Colfax Laboratories (India) Ltd. [India]
Compania Procter & Gamble Mexico, S. de R.L. de C.V.   [Mexico]
Compania Quimica S.A. [Argentina]
Comunivers sa [Morocco]
Corpydes S.A. de C.V. [Mexico]
Crest Toothpaste Inc. [Canada]
Culinary Sol, Inc. [Ohio]
Detergent Products A.G. [Switzerland]
Eczacibasi Yatirim Holding Ortakligi A.S. [Turkey]
Elysee BT [Hungary]
Eurocos Cosmetic GmbH [Germany]
Eurocos Cosmetic Warenvertrieb GmbH [Austria]
Eurocos Ltd [U.K.]
EURO-Juice G.m.b.H. Import und Vertrieb [Germany]
European Beauty Products (U.K.) Limited [U.K.]
Fameccanica Data S.p.A. [Italy]
Fater S.p.A. [Italy]
Ferraris BT [Hungary]
Food Ingredients Technology Company (FITCO) [Alabama]
Fountain Square Music Publishing Co., Inc. [Ohio]
FPG Oleochemicals Sdn. Bhd. [Malaysia]
Frank BT [Hungary]
Gala Cosmetics International Limited [U.K.]
Gala of London Limited [U.K.]
Giorgio Beverly Hills, Inc. [Delaware]
Girl Cosmetics Ltd. (U.K.)
Global Business Services de Costa Rica Limitada [Costa Rica]
Herve Leger Parfums GmbH [Germany]
Humatro Corporation [Delaware] [
Hyginett KFT [Hungary]
Iams (Deutschland) Vertriebs GmbH [Germany]
Iams Argentina S.R.L. [Argentina]
Iams Australia/New Zealand Pty. Ltd. [Australia]
Iams Canada Inc. [Canada]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Iams Chile Limitada [Chile]
Iams Companion Animal Research Institute (ICARI) [Ohio]
Iams do Brasil [Brazil] [
Iams Europe B.V. [Netherlands]
Iams France EURL [France]
Iams Global Inc. [Ohio]
Iams Japan K.K. [Japan]
Iams Mexico, S. de R.L. de C.V. [Mexico]
Iams Pet Food GmbH & Co. KG [Germany]
Iams Pet Food International B.V. [Netherlands]
Iams S. Africa Pty. [S. Africa]
Iams Servicios, S. de R.L. de C.V. [Mexico}
Iams U.K. Limited [U.K.]
Industria de Concentrados Crush Limitada  [Uruguay]
Industrial Catenation Services (Pty.) Ltd. [S. Africa]
Inmobiliaria Procter & Gamble de Venezuela, S.C.S. [Venezuela]
Inmobiliaria Procter & Gamble de Venezuela, S.R.L. [Venezuela]
Inversiones 1667, S.A. [Venezuela]
Inversiones Industrias Mammi, C.A. [Venezuela]
Inversiones PGV, S.R.L. [Venezuela]
Inversiones PGV-1, S.C.S. [Venezuela]
Inversiones Procter & Gamble de Venezuela, C.A. [Venezuela]
Juvian Fabric Care Corporation [Ohio]
Kangra Valley Enterprises Ltd. [Delaware]
Karm, S.A. [Liechtenstein]
Komal Manufacturing Chemists Ltd.  [India]
Laboratoire Lachartre S.N.C. [France]
Liberty Street Music Publishing Company, Inc. [Ohio]
Loreto y Pena Pobre, S.A. de C.V. [Mexico]
Malabar (HK) Corporation Limited [Hong Kong] [
Marcvenca Inversiones, C.A. [Venezuela]
Max Factor & Co. (U.K.) Ltd. [Bermuda]
Max Factor & Co. [Delaware]
Max Factor K.K. [Japan]
Max Factor Limited [U.K.]
Midway Holdings Ltd. [Cayman Islands]
Midway Holdings Ltd. [Cayman Islands]
Millstone Coffee, Inc. [Washington]
Modern Industries Company - Dammam [Saudi Arabia]
Modern Industries Company - Jeddah [Saudi Arabia]
Modern Products Company - Jeddah [Saudi Arabia]
Moroccan Modern Industries [Morocco]
N.S. Holding Company [Canada]
Neoblanc-Produtos de Higiene e Limpeza Lda. [Portugal]
Novomoskovskbytkhim [Russia]
Noxell (Barbados) Limited [Barbados]
Noxell (Panama) S.A. [Panama]
Noxell (Thailand) Limited [Thailand]
Noxell Corporation [Maryland]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Olay Company, Inc. [Delaware]
Olga BT [Hungary]
OOO Procter & Gamble Services Company [Russia]
P&G C&CA, Inc. [Ohio]
P&G Consultoria E Servicos Ltda. [Brazil]
P&G do Brasil Comercial Ltda. [Brazil]
P&G Holding B.V. [Netherlands]
P&G Indochina [Vietnam]
P&G Industrial Peru S.R.L. [Peru]
P&G K.K. [Japan]
P&G Northeast Asia Pte. Ltd. [Singapore]
P&G Prestige Beaute GmbH  [Germany]
P&G Prestige Beaute SARL [Switzerland]
P&G Prestige Food Products SARL [Switzerland]
P. T. Procter & Gamble Indonesia TbK [Indonesia]
P.T. Procter & Gamble Home Products Indonesia [Indonesia]
Papierhygiene GmbH [Germany]
PFX Pet Supply, Inc. [Ohio]
PFX Real Estate Company [Canada
PGV Chile S.A. [Chile]
PGV-1 Investment, Ltd. [Cayman Islands] [
PGV-2 Investment, Ltd. [Cayman  Islands]
PNX-Distributing, Inc. [Ohio]
PNX-Real Estate, Inc. [Ohio]
Procter & Gamble (Chengdu) Ltd. [PRC]
Procter & Gamble (China) Ltd. [PRC]
Procter & Gamble (Cosmetics and Fragrances) Limited [U.K.]
Procter & Gamble (East Africa) Limited [Kenya]
Procter & Gamble (Egypt) Industrial and Commercial Company [Egypt] Procter & Gamble (Egypt) Manufacturing Company [Egypt] (Partnership) Procter & Gamble (Enterprise Fund) Limited [U.K.]
Procter & Gamble (Guangzhou) Ltd. [PRC]
Procter & Gamble (Health & Beauty Care) Limited [U.K.]
Procter & Gamble (Ireland) Limited [Ireland]
Procter & Gamble (Malaysia) Sdn. Berhad [Malaysia]
Procter & Gamble (Manufacturing) Ireland Limited [Ireland]
Procter & Gamble (NBD) Pty. Ltd. [Australia]
Procter & Gamble (Singapore) Pte. Ltd. [Singapore]
Procter & Gamble (Vietnam) Ltd. [Vietnam]
Procter & Gamble (Yemen) Ltd [Yemen]
Procter & Gamble A/S [Norway]
Procter & Gamble AG [Switzerland]
Procter & Gamble Amiens S.N.C.  [France]
Procter & Gamble Asia Pacific Ltd. [Hong Kong]
Procter & Gamble Asia Pte. Ltd. [Singapore]
Procter & Gamble Australia Proprietary Limited [Australia]
Procter & Gamble Austria GmbH [Austria]
Procter & Gamble Bangladesh Private Ltd. (Bangladesh)
Procter & Gamble Beteiligungs GmbH [Germany]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Procter & Gamble Beverages GmbH [Germany]
Procter & Gamble Blois S.A.S. [France]
Procter & Gamble Bolivia S.R.L. [Bolivia]
Procter & Gamble Bulgaria EOOD [Bulgaria]
Procter & Gamble Business Services Canada Company [Canada] Procter & Gamble Central & Eastern Europe GmbH [Germany] Procter & Gamble Chile, Inc. [Ohio]
Procter & Gamble Colombia Ltda. [Colombia]
Procter & Gamble Commercial de Cuba, S.A. [Cuba]
Procter & Gamble D.J.L. Sarajevo [Bosnia]
Procter & Gamble d.o.o. za trgovinu [Croatia]
Procter & Gamble Danmark AS [Denmark]
Procter & Gamble de Panama, S.A. [Panama]
Procter & Gamble de Venezuela, C.A. [Venezuela]
Procter & Gamble Detergent (Beijing) Ltd. [PRC]
Procter & Gamble Detergent (Guangzhou) Ltd. [PRC]
Procter & Gamble Development Company A.G. [Switzerland] Procter & Gamble Distributing Limited [U.K.]
Procter & Gamble Distribution Company (Europe) BVBA [Belgium] Procter & Gamble do Brasil & Cia (Partnership) [Brazil] Procter & Gamble do Brasil S/A [Brazil]
Procter & Gamble do Brazil, Inc. [Delaware]
Procter & Gamble do Nordeste S/A [Brazil]
Procter & Gamble Eastern Europe, Inc. [Ohio]
Procter & Gamble Ecuador Compania Anonima [Ecuador]
Procter & Gamble Egypt [Egypt]
Procter & Gamble Espana S.A. [Spain]
Procter & Gamble Eurocor N.V. [Belgium]
Procter & Gamble Europe N.V. [Belgium]
Procter & Gamble Europe SA [Switzerland]
Procter & Gamble European Supply Company BVBA [Belgium] Procter & Gamble European Technical Center BVBA [Belgium] Procter & Gamble Export Operations SARL [Switzerland]
Procter & Gamble Far East, Inc. [Ohio]
Procter & Gamble Financial Services [Ireland]
Procter & Gamble Finland OY [Finland]
Procter & Gamble France S.N.C. [France]
Procter & Gamble FSC (Barbados) Inc. [Barbados]
Procter & Gamble Ghana, Ltd. [Ghana]
Procter & Gamble GmbH [Germany]
Procter & Gamble Health and Beauty Care-Europe Limited [U.K.] Procter & Gamble Health Products, Inc. [Delaware]
Procter & Gamble Hellas A.E. (Chemical Industries) [Greece] Procter & Gamble Holding Denmark ApS [Denmark]
Procter & Gamble Holding GmbH [Germany]
Procter & Gamble Holding S.A. [Argentina]
Procter & Gamble Holdings Singapore Pte. Ltd. [Singapore] Procter & Gamble Home Products Limited [India]
Procter & Gamble Hong Kong Limited [Hong Kong]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Procter & Gamble Hungary Wholesale Trading Partnership (KKT) [Hungary] Procter & Gamble Hygien OY [Finland]
Procter & Gamble Hygiene & Health Care Limited [India]
Procter & Gamble Inc. [Ontario, Canada]
Procter & Gamble India Holdings, Inc. [Ohio]
Procter & Gamble Industrial e Comercial Ltda.[Brazil]
Procter & Gamble Interamericas de Costa Rica Ltda. [Costa Rica]
Procter & Gamble Interamericas de El Salvador Ltda. [El Savador]
Procter & Gamble Interamericas de Guatemala Ltda. [Guatemala]
Procter & Gamble Interamericas de Honduras Ltda. [Honduras]
Procter & Gamble Interamericas de Nicaragua, S.A. [Nicaragua]
Procter & Gamble Interamericas, LLC [Delaware]
Procter & Gamble International Operations Pte. Ltd. [Singapore]
Procter & Gamble International Operations SA [Switzerland]
Procter & Gamble Investment Subsidiary Inc. [Canada]
Procter & Gamble Investments U.K. Limited [U.K.]
Procter & Gamble Italia, S.p.A. [Italy]
Procter & Gamble Italy s.r.l. [Italy]
Procter & Gamble Jamaica Ltd. [Jamaica]
Procter & Gamble Kazakhstan [Kazakhstan]
Procter & Gamble Korea IE, Co. [Korea]
Procter & Gamble Korea Inc.  [Korea]
Procter & Gamble Korea S&D Co. [Korea]
Procter & Gamble Laundry & Cleaning Products Limited [U.K.]
Procter & Gamble Limited [U.K.]
Procter & Gamble Limited Liability Company [Uzbekistan]
Procter & Gamble Lonkey (Guangzhou) Ltd. [PRC]
Procter & Gamble Lonkey (Shaoguan) Ltd. [PRC]
Procter & Gamble Luxembourg Finance Sarl [Luxembourg]
Procter & Gamble Luxembourg Investment Sarl [Luxembourg]
Procter & Gamble Manufactura, S. de R.L. de C.V. [Mexico]
Procter & Gamble Manufacturing (Thailand) Limited [Thailand]
Procter & Gamble Manufacturing (Tianjin) Co. Ltd. [PRC]
Procter & Gamble Manufacturing Belgium N.V. [Belgium]
Procter & Gamble Manufacturing GmbH [Germany]
Procter & Gamble Manufacturing Istra [Russia]
Procter & Gamble Manufacturing Romania SRL [Romania]
Procter & Gamble Marketing & Commercial Activities d.o.o. [Slovenia] Procter & Gamble Marketing and Services D.O. [Yugoslavia ]
Procter & Gamble Marketing Latvia Ltd. [Latvia]
Procter & Gamble Marketing Ltd. Skopje [Macedonia]
Procter & Gamble Marketing Romania SRL (Romania)
Procter & Gamble Maroc [Morocco]
Procter & Gamble Mataro, S.L. [Spain]
Procter & Gamble Mexico Holdings, B.V. [Netherlands]
Procter & Gamble Moldova SRL [Moldova]
Procter & Gamble Nederland B.V. [Netherlands]
Procter & Gamble Nigeria Limited [Nigeria]
Procter & Gamble Nordic Inc. [Ohio]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Procter & Gamble Norge AS [Norway]
Procter & Gamble NPD, Inc. [Ohio]
Procter & Gamble O.O.O. [Russia]
Procter & Gamble Operations Polska - Spolka Akcyjna [Poland] Procter & Gamble Oral Care (Guangzhou) [China]
Procter & Gamble Orleans S.A.S. [France]
Procter & Gamble Pakistan (Private) Limited [Pakistan]
Procter & Gamble Paper (Guangzhou) Ltd. [PRC]
Procter & Gamble Paper (Suzhou) Co. Ltd. [PRC]
Procter & Gamble Personal Cleansing (Tianjin) Ltd. [PRC]
Procter & Gamble Peru S.R.L. [Peru]
Procter & Gamble Pharmaceuticals Canada, Inc. [Canada]
Procter & Gamble Pharmaceuticals France [France]
Procter & Gamble Pharmaceuticals Longjumeau S.A.S. [France] Procter & Gamble Pharmaceuticals N.V. [Belgium]
Procter & Gamble Pharmaceuticals Nederland B.V. [Netherlands] Procter & Gamble Pharmaceuticals Puerto Rico, Inc. [Delaware] Procter & Gamble Pharmaceuticals SARL [Switzerland]
Procter & Gamble Pharmaceuticals U.K. Limited [U.K.]
Procter & Gamble Pharmaceuticals, Inc. [Ohio]
Procter & Gamble Pharmaceuticals-Germany GmbH [Germany]
Procter & Gamble Philippines, Inc. [Philippines]
Procter & Gamble Platform Inc. [Ohio
Procter & Gamble Polska Sp. zo.o [Poland]
Procter & Gamble Porto, Lda. [Portugal]
Procter & Gamble Portugal S.A. (Portugal)
Procter & Gamble Product Supply (U.K.) Limited [U.K.]
Procter & Gamble Productions, Inc. [Ohio]
Procter & Gamble Quimica Ltda. [Brazil]
Procter & Gamble reflect.com, Inc. [Delaware] [
Procter & Gamble RHD, Inc. [Ohio]
Procter & Gamble S.A. [Chile]
Procter & Gamble S.r.l. [Italy]
Procter & Gamble Service GmbH [Germany]
Procter & Gamble Services (Switzerland) SA [Switzerland]
Procter & Gamble Services Company N.V. [Belgium]
Procter & Gamble Services France S.A.S. [France]
Procter & Gamble Servicios Latinoamerica, S.C.A. [Venezuela] Procter & Gamble Servicios Latinoamerica-1, S.R.L. [Venezuela] Procter & Gamble Singapore Investment Pte. Ltd. [Singapore] Procter & Gamble South Africa Proprietary Limited [South Africa] Procter & Gamble Sri Lanka Private Ltd. [Sri Lanka]
Procter & Gamble Sverige AB [Sweden]
Procter & Gamble Switzerland SARL [Switzerland]
Procter & Gamble Taiwan Limited [Taiwan]
Procter & Gamble Technical Centers Limited [U.K.]
Procter & Gamble Technology (Beijing) Co., Ltd. [PRC]
Procter & Gamble Trading (Thailand) Limited [Thailand]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

Procter & Gamble Tuketim Mallari Sanayii A.S. [Turkey]
Procter & Gamble U.K. [U.K.] (Partnership)
Procter & Gamble Ukraine (Ukraine)
Procter & Gamble, Spol. s r.o. (Ltd.)  [Slovak Republic]
Procter & Gamble-Hutchison Ltd. [Hong Kong]
Procter & Gamble-Rakona, A.S.  [Czech Republic]
Productos  Sanitarios S.A. [Argentina]
Progam Realty & Development Corporation [Philippines]
Progasud S.p.A. [Italy]
Promotora de Bienes y Valores, S. de R.L. de C.V. [Mexico]
PUR Water Purification Products, Inc. [Ohio] reflect.com corporation [Delaware reflect.com llc [Delaware]
Richardson-Vicks do Brasil Quimica e Farmaceutica S.A. [Brazil]
Richardson-Vicks Real Estate Inc. [Ohio]
Richvest B.V. [Netherlands]
Riverfront Music Publishing Co., Inc. [Ohio]
Rohm Pharma GmbH Wien  [Austria]
Rosemount Corporation [Delaware]
R-V Chemicals Holdings Ltd. [Ireland]
S.C. Detergenti S.A. [Romania]
Sacoma, S.A. [Argentina]
SCS Sales + Cosmetic Service GmbH [Germany]
Shulton (Great Britain) Ltd. [U.K.]
Shulton (New Zealand) Limited [New Zealand]
Shulton S.A. [Guatemala]
Shulton, Inc. [New Jersey]
Societe Immobiliere Les Colombettes, S.A. [Switzerland]
Spin Brush Company  [Ohio]
SsangYong Paper Co. Ltd. [Korea]
Sundor Brands Inc. [Florida]
Sundor Brands Limited [U.K.]
Sundor Canada Inc. [Delaware]
Surfac S. R. Ltda. [Peru]
Sycamore Productions, Inc. [Ohio]
Tambrands (Continental) Ltd. [U.K.]
Tambrands de Venezuela, C.A. [Venezuela]
Tambrands Dosmil, S.A. de C.V. [Mexico]
Tambrands France [France]
Tambrands Inc. [Delaware]
Tambrands Industria e Comercia Ltda. [Brazil]
Tambrands International Trading (Shanghai) Co., Ltd. [PRC]
Tambrands Investments Ltd.  [U.K.]
Tambrands Ireland Limited [Ireland]
Tambrands Limited [U.K.]
Tambrands Ukraine Ltd. [Ukraine]
Temple Trees Investments [India]
Tempo AG [Switzerland]
The Dover Wipes Company [Ohio]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

                                  EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  ---------------------------------------------
                         Subsidiaries of the Registrant
                         ------------------------------

The Folger Coffee Company [Ohio]
The Iams Company [Ohio]
The Malabar Company  [Delaware]
The Procter & Gamble Commercial Company [Ohio]
The Procter & Gamble Company of South Africa (Proprietary) Limited [S. Africa] The Procter & Gamble Distributing Company [Ohio]
The Procter & Gamble Global Finance Corporation [Ohio]
The Procter & Gamble iVentures Company [Ohio]
The Procter & Gamble Manufacturing Company [Ohio]
The Procter & Gamble Manufacturing Company of Lebanon, S.A.L.[Lebanon]
The Procter & Gamble Paper Products Company [Ohio]
Thomas Hedley & Co. Limited [U.K.]
Topsy S.A. [Argentina]
TRAPOFA Leonhard-Speditions GmbH I.L. [Germany]
US/KK-Investments, Inc. [Ohio]
Verwaltlungsgesellschaft Iams Pet Food mbH [Germany]
Vick International Corporation [Delaware]
Vick Nigeria Limited [Nigeria]
Vidal Sassoon (Shanghai) Academy [PRC]
Vidal Sassoon Co. [Ohio

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name